OPPENHEIMEr corporate bond Fund

Supplement dated August 30, 2011 to the

Prospectus dated August 1, 2010

This supplement amends the Prospectus of Oppenheimer Corporate Bond Fund (the “Fund”) dated August 1, 2010 and is in addition to any other supplement(s).

The Prospectus is revised as follows:

The section titled “Principal Investment Strategies” on page 4 is deleted entirely and replaced with the following:

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in corporate debt securities (also referred to as corporate "bonds" or "fixed-income securities"). Debt securities represent money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. The Fund invests primarily in U.S. corporate bonds.
    In selecting securities, the portfolio manager seeks "total return," which consists of income earned on the Fund's investments plus any capital appreciation from an increase in the price of a debt security as a result of decreases in interest rates or improving credit fundamentals for a particular issuer, security or sector. The portfolio manager looks for debt securities in market sectors that he believes offer attractive relative value and seeks to reduce volatility by maintaining a diversified portfolio.
    The Fund may invest up to 20% of its net assets in foreign issuers, including issuers located in developing or emerging market countries.
    The Fund will invest mainly in "investment grade" debt securities, which are those rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest up to 20% of its net assets in debt securities that are below investment-grade (commonly referred to as "junk bonds"), however it will not invest in securities that are in default at the time of purchase. The Fund may invest in rated or unrated securities. For unrated securities, the Manager may internally assign ratings to certain of those securities after assessing their credit quality in categories similar to those of nationally recognized statistical rating organizations. The Fund may also invest in money market instruments and money market funds.
   The Fund has no limitations on the range of maturities of the debt securities in which it can invest and it may hold bonds with short-, medium- or long-term maturities. The Fund seeks to maintain an average effective portfolio duration of approximately three to nine years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.
   The Fund may use "derivative" securities to seek increased returns or to try to manage investment risks. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Options, futures, swaps, interest-only and principal-only securities, "structured" notes and certain mortgage-related securities are examples of the types of derivatives the Fund can invest in.
   The Fund may sell securities that no longer meet the above criteria.

August 30, 2011                                                                                                                                 PS1225.001